UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2004

Commission File No. 001-31463

DICK’S SPORTING GOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	16-1241537
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 Industry Drive, RIDC Park West, Pittsburgh,
Pennsylvania	15275
(Address of principal executive offices)	(Zip Code)

(412) 809-0100

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Exhibit Index
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3
Exhibit 10.4
Exhibit 10.5
Exhibit 10.6
Exhibit 10.7

ITEM 5. OTHER EVENTS

     On February 18, 2004, Dick’s Sporting Goods, Inc. (NYSE: DKS) (the “Company”) closed a private placement pursuant to Rule 144A under the Securities Act of 1933, as amended of $172.5 million issue price of 2.375% senior convertible notes due 2024 issued pursuant to Rule 144A under the Securities Act of 1933, as amended. The Company used a portion of the net proceeds from the offering for the net cost of a convertible bond hedge and a separate warrant transaction. This report files as exhibits certain documents related to the above-referenced offering, the form of warrant referenced above, the form of separate bond hedge referenced above and the Eleventh and Twelfth amendments that the Company entered into with respect to its Amended and Restated Credit Agreement, dated July 26, 2000 among the Company, the lenders party thereto and General Electric Capital Corporation, as amended.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Exhibit 10.1	Senior Convertible Notes due 2004, Purchase Agreement among Dick’s Sporting Goods, Inc., Merrill Lynch, Pierce, Fenner Smith Incorporated, Banc of America Securities LLC and UBS Securities LLC, dated as of February 11, 2004.

Exhibit 10.2	Registration Rights Agreement among Dick’s Sporting Goods, Inc., Merrill Lynch, Pierce, Fenner Smith Incorporated, Banc of America Securities LLC and UBS Securities LLC, dated as of February 18, 2004.

Exhibit 10.3	Indenture dated as of February 18, 2004 between Dick’s Sporting Goods, Inc., a corporation duly organized under the laws of the State of Delaware and Wachovia Bank, National Association, as Trustee

Exhibit 10.4	Eleventh Amendment to the Amended and Restated Credit Agreement, dated as of January 29, 2004.

Exhibit 10.5	Twelfth Amendment to the Amended and Restated Credit Agreement, dated as of February 18, 2004.

Exhibit 10.6	Form of Confirmation of OTC Convertible Note Hedge, Amended and Restated as of February 13, 2004.

Exhibit 10.7	Form of Confirmation of OTC Warrant Transaction, Amended and Restated as of February 13, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.

By: /S/ MICHAEL F. HINES
Date: February 23, 2004	Name: Michael F. Hines
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 10.1	Senior Convertible Notes due 2004, Purchase Agreement among Dick’s Sporting Goods, Inc., Merrill Lynch, Pierce, Fenner Smith Incorporated, Banc of America Securities LLC and UBS Securities LLC, dated as of February 11, 2004.

Exhibit 10.2	Registration Rights Agreement among Dick’s Sporting Goods, Inc., Merrill Lynch, Pierce, Fenner Smith Incorporated, Banc of America Securities LLC and UBS Securities LLC, dated as of February 18, 2004.

Exhibit 10.3	Indenture dated as of February 18, 2004 between Dick’s Sporting Goods, Inc., a corporation duly organized under the laws of the State of Delaware and Wachovia Bank, National Association, as Trustee

Exhibit 10.4	Eleventh Amendment to the Amended and Restated Credit Agreement, dated as of January 29, 2004.

Exhibit 10.5	Twelfth Amendment to the Amended and Restated Credit Agreement, dated as of February 18, 2004.

Exhibit 10.6	Form of Confirmation of OTC Convertible Note Hedge, Amended and Restated as of February 13, 2004.

Exhibit 10.7	Form of Confirmation of OTC Warrant Transaction, Amended and Restated as of February 13, 2004.